                             ---------------------
                                     TRUST
                                     -----
                               for Credit Unions
                             ---------------------




                                 Annual Report
                               -----------------
                                August 31, 1995

Dear TCU Investor,

     The 12-month period ended August 31, 1995 has been an eventful one, for both the financial markets and the Trust for Credit Unions. We are pleased to report that in a challenging environment TCU maintained its market share with assets of over $1.4 billion to date, which made up approximately 50% of total credit union mutual fund investments.*

     For the past year, credit union lending rose approximately 14% -- one of the highest levels ever -- while shares grew by approximately 3.0%.* As a result, credit unions shortened the maturities on their investment portfolios in order to increase liquidity. While total credit union investments declined 10% to $105 billion in the 12 months ended June 30, 1995, none of the decline came from the less than one year to maturity category, which stayed constant at $62 billion.* TCU provides two alternatives, the TCU Money Market Portfolio and the TCU Government Securities Portfolio, for credit unions targeting the short end of the yield curve.

     Investor sensitivity to derivatives continued during the past year, resulting in a dramatic decline in the demand for some of the more esoteric and volatile instruments. In the case of the TCU portfolios, we want to assure you that higher risk mortgage derivatives such as super floaters and inverse floaters have never played a major role in our strategy. We have used these instruments in very small percentages, for hedging purposes and, in certain cases, for incremental expected return, and have managed the investments extremely carefully.

     The rapidly changing investment climate during the past year demonstrates the importance of combining Goldman Sachs Asset Management's professional investment expertise with Callahan Financial Services' in-depth understanding of the needs of credit unions. The TCU portfolios' positive performance reflects the results of careful management of duration, sector and security selection as well as the use of tactical trading strategies to profit from shorter term opportunities.

     As always, we appreciate the opportunity to serve you and look forward to offering innovative solutions to meet your investing needs in the years ahead.

Sincerely,

/s/ Marcia L. Beck                      /s/ William F. Connors

Marcia L. Beck                          William F. Connors
President                               President
Trust for Credit Unions                 Callahan Financial Services, Inc.
Director, Mutual Funds Group
Goldman Sachs Asset Management


/s/ Robert F. Deutsch

Robert F. Deutsch
Vice President
Goldman Sachs Asset Management
September 29, 1995

* Source: Callahan & Associates, Inc.

Dear TCU Investor,

     We are pleased to review the past performance of each of the Trust for Credit Unions portfolios for the one-year period ending August 31, 1995. To help put the portfolios' performance in perspective, the following is a brief overview of some of the key events affecting the economy and financial markets during the period.

Economic Review:

After a Difficult 1994, the Bond Market Staged a Powerful Rally

     Rising interest rates took their toll on the U.S. bond market in 1994, making it one of the most difficult years for bonds in recent memory. Starting in January 1995, however, the bond market staged a rally that gained momentum through midyear, fueled by slowing economic growth and relatively contained inflation. In July and August, the bond market experienced a mild correction, but by the end of August, bonds were again trending upward.

Robust Economy Faltered in March, but Later Recovered

     The economy accelerated during the first half of the fund's fiscal year, from September 1994 through February 1995. Real Gross Domestic Product (GDP) grew at 4.0% and 5.1% in the third and fourth quarters of 1994, respectively. Job growth, real disposable income, consumer spending, and sales of new and existing homes all exhibited impressive strength.

     The high-flying economy began losing altitude in March and weakened further during the second quarter, fanning fears of a more serious downturn. For the first quarter of 1995, GDP increased at 2.7%, down sharply from the preceding quarters. Other troubling indicators included weakening employment, declining consumer spending, a dramatic drop in the purchasing manager's index and a downward trending Index of Leading Economic Indicators.

     Following a spring dominated by generally poor economic readings, the economy appeared to begin to revive in midsummer. The economy's response to previous tightenings had begun to fade, and what appeared to be an inventory correction cycle had come to an end. By August, employment, housing, construction spending, auto sales and several other indicators showed some signs of improvement. Furthermore, second-quarter real GDP growth -- originally estimated as 0.5% --was revised upward to 1.1%.

Fed Raises Rates Twice During the Period, Then Cuts in July

     To head off a resurgence in inflation in the midst of a booming economy, the U.S. Federal Reserve raised the federal funds rate by 75 basis points in November 1994 and by an additional 50 basis points in February 1995. All told, the Fed had raised rates seven times in its tightening cycle, by a total of 300 basis points, to 6.00%.

     The Fed then remained neutral through early July 1995, when it reversed course. Prompted by receding inflationary pressures and a weakening economy, the Fed cut the federal funds rate 25 basis points to 5.75%.

     The shape of the yield curve began flattening dramatically starting with the November rate increase and continuing through the first half of 1995. The yield on six-month Treasury bills rose from 5.02% on August 31, 1994 to approximately 5.51% on August 31, 1995, due in large part to the Fed's actions. For the same time period, the yield on the 30-year U.S. Treasury bond fell dramatically, from 7.45% a year ago to 6.65%.

                        Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]

                              8/31/94           8/31/95
3 Month                       4.66              5.44
6 Month                       5.02              5.51
1 Year                        5.53              5.63
2 Year                        6.14              5.85
3 Year                        6.42              5.94
5 Year                        6.80              6.07
10 Year                       7.17              6.29
30 Year                       7.45              6.65

                                                        Source:  Bloomberg, L.P.

                  The yield curve flattened considerably and shifted downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.


A Challenging ARM Market

     Interest rate fluctuations throughout the period under review had a direct impact on the mortgage-backed securities market. In particular, adjustable rate mortgage securities (ARMs), a key holding in the non-money market TCU portfolios, went through three distinct phases during the past 12 months.

 .    At the start of the portfolio's fiscal year on September 1, 1994, spreads between ARMs and Treasuries widened due to the fear that ARMs would reach their periodic caps (the maximum their coupons can be raised within a specified time period) in the rising interest rate environment.

 .    This situation generally persisted through January 1995, at which point the
     ARM market entered a second phase: as interest rates stabilized, cap risk declined and the prospects for ARMs brightened. This favorable ARM environment continued through late spring, until interest rates began to decline.

 .    Starting approximately in June 1995, spreads between ARMs and Treasuries began widening again, this time a result of increased prepayment risk based on the assumption homeowners would refinance their mortgages at lower rates. Currently, we believe that prepayment risk is fully reflected in ARM prices, and ARMs are now at attractive valuations.

Economic Outlook: Slow Growth Ahead With Inflation Under Control

     Though the signals are still somewhat mixed, the economy appears to have regained some of its upward momentum and seems to be back on track for a period of slow growth and relatively contained inflation, making an additional Fed rate reduction less likely. However, the Fed may make one more precautionary cut by year end, an event that has already been factored into the market.

-----------------------

TCU Money Market Portfolio

Objective

     The objective of the TCU Money Market Portfolio (MMP) is to maximize current income, preserve capital and maintain liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

     For the 12-month period ended August 31, 1995, the TCU Money Market Portfolio had a total return of 5.56%, outperforming Donoghue's All-Taxable Money Market Index by 31 basis points. As of August 31, 1995, the portfolio had a seven-day current yield of 5.67% and an effective yield of 5.83%./1/

Portfolio Composition and Investment Strategies

     In order to meet the liquidity needs of credit unions in a volatile interest rate environment, we significantly increased our investment in repurchase agreements (repos) from 37% to 72.4% of the portfolio's assets during the period under review. As of August 31, 1995, other portfolio positions included 10.4% in bank notes, 5.2% in U.S. government agency securities, 4.2% in bankers' acceptances, 3.9% in certificates of deposit (CDs), 2.6% in time deposits and 1.3% in domestic Eurodollar CDs.


------------------------------
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

     During the first half of the portfolio's fiscal year (September 1994 to February 1995), we shortened the portfolio's average maturity as interest rates rose in order to maintain a yield that was competitive with alternative overnight investments. As it became apparent that the Fed had completed its tightening cycle, the portfolio's average maturity was lengthened.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

Repurchase Agreements                                 72.4%
Bank Notes                                            10.4%
U.S. Gov't Agency Discount Notes                       5.2%
Bankers Acceptances                                    4.2%
Certificates of Deposit                                3.9%
Time Deposits                                          2.6%
Domestic Eurodollar Certificates of Deposit            1.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We will continue to emphasize high-quality investments and will structure the portfolio in an effort to remain competitive with other short-term alternatives. Going forward, we expect the portfolio to operate with a relatively short average maturity of 10 to 20 days.

TCU Government Securities Portfolio

Objective

     The TCU Government Securities Portfolio (GSP) seeks high current income consistent with low principal volatility. Operating since July 10, 1991, the portfolio invests primarily in ARMs issued by the U.S. government, its agencies or instrumentalities. The portfolio's target duration is six months to one year. As of August 31, 1995, its actual duration was 0.70 years, almost the same as the duration of the portfolio's benchmark, which was 0.75 years.

Performance Review

     For the 12 months ended August 31, 1995, the TCU GSP achieved a total return of 5.82% (6.01% in dividend income and -0.19% in price depreciation), compared with 6.25% for the nine-month Treasury average. (Please note that we have substituted the nine-month Treasury return for the one-year constant maturity Treasury (CMT) quoted in last year's annual report because we are managing the portfolio's duration to under one year. The nine-month Treasury return is calculated by averaging the six-month Treasury bill and the one-year Treasury bill.)

     The portfolio's underperformance compared with its benchmark was primarily caused by the widening spreads of ARMs relative to Treasuries. The portfolio's large ARM position (86.4%) felt the impact of these widening spreads, making ARMs less valuable than equal-duration Treasuries. The portfolio performed well, however, compared with its peers. TCU GSP ranked 24th out of 72 adjustable rate mortgage funds based on total return for the 12 months ended August 31, 1995, according to Lipper Analytical Services, Inc.

 .    The portfolio's net asset value (NAV) declined slightly during the period, from $9.78 on August 31, 1994 to $9.76 on August 31, 1995, as a result of the yield on the one-year Treasury rising 10 basis points during the period.

 .    During the period, the portfolio's distribution rate rose 112 basis points to 6.25% on August 31, 1995 as ARM coupons continued to reset at higher levels. The portfolio's 30-Day SEC Yield rose to 6.09% as of August 31, 1995, up from 4.85% a year earlier.

Portfolio Composition and Investment Strategies

     The portfolio composition has remained much the same during this fiscal year as it was last year, with primary emphasis on ARMs (86.4%) indexed to the one-year CMT. In addition, the portfolio held a small position (3.1%) in Small Business Administration (SBA) loans and 0.4% in sequential-pay collateralized mortgage obligations (CMOs). To help manage duration, we maintained an 8.1% position in repurchase agreements (repos)/cash equivalents.

     We believe that when used knowledgeably and very sparingly, derivatives can improve a portfolio's performance. To this end, as of August 31, 1995, the portfolio included a 2% position in super floaters. Because their sensitivity to interest rate movements and coupon resets is approximately four times greater than regular floaters, super floaters contributed to the portfolio's positive performance when rates increased during the summer of 1995.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  86.4%
Repos/Cash Equivalents                                 8.1%
SBAs                                                   3.1%
Super Floaters                                         2.0%
Sequentials                                            0.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We see ARMs as being favorably priced in the current environment. In general, they continue to provide attractive yields versus comparable-duration Treasuries. Furthermore, we believe that prepayment fears have been fully priced into the market, creating upside potential should prepayments increase less than the market anticipates.

TCU Mortgage Securities Portfolio

Objective

     The TCU Mortgage Securities Portfolio (MSP), which commenced operations on October 9, 1992, seeks high current income consistent with relatively low principal volatility. The portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The portfolio's target duration is the same as that of the two-year Treasury note; its actual duration was 1.84 years as of August 31, 1995, exactly in line with its benchmark.

Performance Review

     The portfolio's total return was 8.20% for the 12-month period ended August 31, 1995 (6.92% from dividend income and 1.28% from price appreciation), compared with 7.55% for the two-year Treasury note, the portfolio's benchmark.

     In addition to outperforming its Treasury benchmark, the portfolio also performed well relative to its peers. For the 12 months ended August 31, 1995, the portfolio ranked 22nd out of 129 short-term U.S. government funds based on total return, according to Lipper Analytical Services, Inc.

     The portfolio's term structure contributed to its outperformance relative to its benchmark. The portfolio includes mortgage-backed securities with a range of maturities that have both shorter and longer cash flows than the benchmark. When the yield curve flattened, it was more advantageous to have cash flows distributed along the curve rather than concentrated like the benchmark's "bulleted" structure (with maturities at two years).

     The portfolio's NAV was $9.74 on August 31, 1995, up $0.12 since last year, due primarily to the decline in interest rates.

Portfolio Composition and Investment Strategies

     Over the 12-month period ended August 31, 1995, we reduced the portfolio's holdings in sequential-pay CMOs from 47.5% to 15.5% of the portfolio's assets, and increased its investment in ARMs from 18.1% to 44.4%. As the price of sequentials increased, we took advantage of tighter spreads versus equal-duration Treasuries and sold a portion of our holdings in favor of ARMs with wider spreads.

     To increase the portfolio's expected return, we added a 3.4% position in mezzanine CMOs. Mezzanines are a "tranche," or class of CMO, that ranks in between senior classes (lower credit risk, lower yielding) and subordinate classes (higher credit risk, higher yielding).

     The portfolio held a 2.9% position in floaters, down slightly from its 3.2% holding a year earlier, which added slight incremental return over Treasuries.

     We managed the portfolio's duration by weighting its positions in U.S. Treasuries and repos/cash equivalents according to our need to shorten or lengthen the portfolio's duration. Over the 12-month period, the portfolio's holdings in U.S. Treasuries were increased from 1.8% to 19.6%, while repos/cash equivalents decreased from 12.7% of the portfolio to 0.5%.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  44.4%
U.S. Treasuries                                       19.6%
Sequentials                                           15.5%
PACs                                                   9.6%
Fixed Pass-Throughs                                    4.0%
Mezzanine CMOs                                         3.4%
Floaters                                               2.9%
Repos/Cash Equivalents                                 0.5%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We believe ARMs are attractively priced versus comparable-duration Treasuries. With prepayment risk already factored into the market, we view ARMs as having upside potential should prepayments increase more slowly than current market expectations. In addition, with the lack of new issue supply in the CMO market, this sector continues to offer value relative to Treasuries.

---------------------------

TCU Target Maturity Portfolios

Objectives

     The TCU Target Maturity Portfolios (TMPs) have dual objectives: to seek a high level of current income and to return $10 per unit to investors at or about three years after the portfolio's inception. However, there is no assurance that these objectives will be achieved. The portfolios invest primarily in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities and in privately issued mortgage-related securities.

                                            Portfolio
                    U.S. Treasury        Duration as of        Commencement of
 Portfolio            Benchmark              8/31/95             Operations
------------       --------------        --------------        ---------------
TMP (1996)         4.25% due 5/96           0.78 years              7/1/93
TMP (Feb 97)       4.75% due 2/97           1.42 years             2/15/94
TMP (May 97)       6.50% due 5/97           1.57 years             5/23/94

Target Maturity Portfolio (1996)

Performance Review

     The portfolio's total return for the 12 months ended August 31, 1995 was 6.51% (6.13% from dividend income and 0.38% from price appreciation), compared with 6.40% for the 4.25% U.S. Treasury note due May 1996, the portfolio's benchmark. The portfolio outperformed the benchmark by 11 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV rose $0.04 during the period to $9.59 on August 31, 1995. As the portfolio gets closer to its maturity, we have intentionally decreased its duration to 0.78 years from 1.66 years last August.

Portfolio Composition Highlights

     As of August 31, 1995, the portfolio was 47.6% invested in ARMs, up from 7.4% one year ago. During the period, we have decreased our holdings in sequential-pay CMOs and planned amortization class (PAC) CMOs to 16.3% and 6.2% of the portfolio, respectively. We believe that the ARM sector currently represents better value than sequentials or PACs, which are trading at tighter spreads.

     The portfolio also included a 4.2% position in floaters and 0.1% in inverse floaters, held for their incremental yield and expected total return. We managed the portfolio's duration by balancing the U.S. Treasury position with the repo/cash equivalents holdings, weighting one versus the other at different times in response to the changing interest rate environment. To this end, as of August 31, 1995, the portfolio held a 23.7% position in U.S. Treasuries and a 1.9% position in repos/cash equivalents.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  47.6%
U.S. Treasuries                                       23.7%
Sequentials                                           16.3%
PACs                                                   6.2%
Floaters                                               4.2%
Repos/Cash Equivalents                                 1.9%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (Feb 97)

Performance Review

     During the 12-month period ended August 31, 1995, the portfolio realized a total return of 7.48% (6.64% from dividend income and 0.84% from price appreciation), compared with 7.19% for the portfolio's benchmark, the 4.75% U.S. Treasury note due in February 1997. The portfolio outperformed the benchmark by 29 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV increased $0.08 during the period, rising to $9.71 as of August 31, 1995.

Portfolio Composition Highlights

     We increased the portfolio's holdings in ARMs to 39.5% as of August 31, 1995, up from 3.5% a year earlier, and cut its sequential-pay CMOs to 38.1%, down from 69.1% last year. As was the case with the other TCU TMPs, we expect greater performance potential from attractively valued ARMs, which are trading at wider spreads than sequentials. Sequential-pay CMOs still represent a major position in the portfolio since they offer attractive yields relative to Treasuries.

     Also included in the portfolio were 3.3% in floaters, down slightly from 3.7% a year earlier. We managed the portfolio's duration to the benchmark's duration, primarily by holding U.S. Treasuries (18.9%).

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  39.5%
Sequentials                                           38.1%
U.S. Treasuries                                       18.9%
Floaters                                               3.3%
Cash Equivalents                                       0.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (May 97)

Performance Review

     The portfolio achieved a total return of 7.70% for the 12-month period ended August 31, 1995 (6.85% from dividend income and 0.85% from price appreciation), compared with 7.50% for the fund's benchmark, the 6.50% U.S. Treasury note due in May 1997. The portfolio outperformed the benchmark by 20 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio closed its fiscal year with its NAV at $9.99, an increase of $0.08 from August 31, 1994.

Portfolio Composition Highlights

     As of August 31, 1995, 52.1% of the portfolio was invested in ARMs, up from 14.1% a year earlier. The portfolio's second largest grouping was 29.6% in sequential-pay CMOs, a decrease from its 45.7% position in the previous year.

     During the period, we added a 2.7% position in inverse floaters, held for their incremental yield and potential incremental return. The portfolio also held 13.7% in U.S. Treasuries and 1.9% in cash equivalents, both of which were used to manage the portfolio's duration to the benchmark's duration.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  52.1%
Sequentials                                           29.6%
U.S. Treasuries                                       13.7%
Inverse Floaters                                       2.7%
Cash Equivalents                                       1.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Investment Strategy and Outlook for TCU TMPs

     Despite recent weakening in the mortgage market and possible near-term volatility, we view ARMs as offering attractive value over Treasuries of comparable duration. In addition, we believe CMOs add incremental yield and expected return over comparable-duration Treasuries.

     As the TCU TMPs approach maturity, we anticipate shifting the portfolios' allocation to shorter duration mortgage securities.

Distribution Policy

     As required by tax law, all mutual funds, including the TCU portfolios, must either distribute substantially all of the taxable income they generate each year or will be subject to an excise tax on any undistributed income.

 .    For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed at year end.

 .    For the TCU Government Securities Portfolio and Mortgage Securities
     Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at year end.

 .    For the TCU Target Maturity Portfolios, the monthly dividends are based on the prevailing interest rates at the time of each portfolio's inception. For these portfolios, the monthly dividends are held constant despite any changes in interest rates or changes in the rate of prepayments. As noted above, any excess income, overdistribution or net capital gains generated are paid out or adjusted at year end. The amount of these year end adjustments may be more significant than in portfolios in which the dividend is reset each month. In December 1994, the TCU TMP (1996) and TMP (Feb 97) paid special dividends of $0.0893 per share and $0.0987 per share, respectively.

     As always, we appreciate your support and we will continue to seek out attractive and rewarding investment opportunities in the future.

Sincerely,

/s/ Laurie H. Wollmuth

Laurie H. Wollmuth
Portfolio Manager
TCU Money Market Portfolio


/s/ Jonathan A. Beinner                   /s/ Theodore T. Sotir

Jonathan A. Beinner                       Theodore T. Sotir
Portfolio Manager                         Portfolio Manager
        TCU Government Securities Portfolio
        TCU Mortgage Securities Portfolio
        TCU Target Maturity Portfolio (1996)
        TCU Target Maturity Portfolio (Feb 97)
        TCU Target Maturity Portfolio (May 97)

Goldman Sachs Asset Management
September 29, 1995

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1995. Each of the Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                                                  Initial
             Portfolio                           Investment                        Compare to:
-----------------------------------------------  ----------  -------------------------------------------------------------
Government Securities ("GSP"):                   $  100,000  Lehman Brothers Mutual Fund Adjustable Rate Mortgage
                                                             Index ("Lehman ARM Index")(c); Lehman Brothers Mutual
                                                             Fund Short (1-2) Government Index ("Lehman 1-2 Gov't
                                                             Index"); 1-Year U.S. Treasury Bill ("1-year T-Bill"); 6-Month
                                                             U.S. Treasury Bill ("6-month T-Bill").
Mortgage Securities ("MSP"):                     $  500,000  Lehman ARM Index; Lehman Brothers Mutual Fund Short
                                                             (1-3) Government Index ("Lehman 1-3 Gov't Index");
                                                             2-Year U.S. Treasury Bill ("2-year T-Bill").
Target Maturity (1996) ("TMP (1996)"):           $1,000,000  Lehman ARM Index; Lehman 1-2 Gov't Index; 4.25% U.S.
                                                             Treasury Bill due 05/15/96 ("T-Bill 4.25%").
Target Maturity (Feb 97) ("TMP (Feb 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 4.75% U.S.
                                                             Treasury Bill due 02/15/97 ("T-Bill 4.75%").
Target Maturity (May 97) ("TMP (May 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 6.50% U.S.
                                                             Treasury Bill due 05/15/97 ("T-Bill 6.50%").

All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                        Government Securities Portfolio

                             [GRAPH APPEARS HERE]

                        GSP         Lehman ARM Index(c)     Lehman 1-2 Gov't Index      1-year T-Bill(g)     6-month T-Bill
8/1/91(b)               $100,000                                      100,000                100,000            100,000
8/31/91                 $100,565                                      101,250                100,832            100,603
1/1/92                                 103,133
8/31/92                 $107,303       108,179                        110,607                107,760            106,172
8/31/93                 $111,661       114,961                        116,102                111,873            109,850
8/31/94                 $114,266       115,868                        118,784                114,846            113,692
8/31/95                 $120,920       125,399                        127,130                122,280            120,538

Average Annual Total Return: One Year - 5.82%
                             Since Inception (a) - 4.80%

                        Mortgage Securities Portfolio

                             [GRAPH APPEARS HERE]

                        MSP         Lehman ARM Index     Lehman 1-3 Gov't Index      2-year T-Bill
11/1/92(b)              $500,000              500,000                    500,000            500,000
8/31/93                 $532,570              532,860                    526,097            526,329
8/31/94                 $537,871              537,066                    535,052            534,055
8/31/95                 $581,995              581,250                    574,700            574,400

Average Annual Total Return: One Year - 8.20%
                             Since Inception (a) - 5.30%

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

                       Target Maturity Portfolio (1996)

                             [GRAPH APPEARS HERE]

                 TMP(1996)(d)   TMP(1996)(e)    Lehman ARM Index     Lehman 1-2 Gov't Index      T-Bill 4.25%
7/1/93(a)          $1,000,000      1,000,000           1,000,000                  1,000,000         1,000,000
8/31/93             1,011,929      1,011,929           1,010,527                  1,009,116         1,012,517
8/31/94             1,020,110      1,020,110           1,018,503                  1,032,430         1,023,716
8/31/95             1,086,492      1,080,851           1,102,300                  1,105,000         1,089,206

Average Annual Total Return:

TMP(1996)(d)    One Year -- 6.51%
                Since Inception (a) -- 3.90%

TMP(1996)(e)    One Year -- 5.98%
                Since Inception (a) -- 3.66%

                      Target Maturity Portfolio (Feb 97)

                             [GRAPH APPEARS HERE]

                 TMP(Feb 97)(d)   TMP(Feb 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 4.75%
3/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000         1,000,000
8/31/94                 996,630          996,630             999,122                  1,007,226           996,823
8/31/95               1,071,183        1,065,692           1,081,300                  1,081,800         1,068,531

Average Annual Total Return:

TMP(Feb 97)(d)  One Year -- 7.48%
                Since Inception (a) -- 4.22%

TMP(Feb 97)(e)  One Year -- 6.94%
                Since Inception (a) -- 3.89%

                      Target Maturity Portfolio (May 97)

                             [GRAPH APPEARS HERE]

                 TMP(May 97)(d)   TMP(May 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 6.50%
6/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000        1,000,000
8/31/94               1,013,022        1,013,022           1,013,254                  1,014,840        1,015,554
8/31/95               1,091,028        1,085,598           1,096,600                  1,090,000        1,091,600

Average Annual Total Return:

TMP(May 97)(d)  One Year -- 7.70%
                Since Inception (a) -- 6.75%

TMP(May 97)(e)  One Year -- 7.16%
                Since Inception (a) -- 6.33%

(a) The Government Securities, Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97), and Target Maturity (May 97) portfolios commenced operations July 10, 1991, October 9, 1992, July 1, 1993, February 15, 1994 and May 23, 1994, respectively.

(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.

(c) The calculation of The Lehman ARM Index was initiated for the month ending January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities portfolio's investment at such date.

(d)   Does not include effect of redemption fee.

(e) Includes effect of 0.50% redemption fee, assuming redemption at the end of the period presented.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Unitholders and Trustees of
 Trust for Credit Unions:

     We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97)), including the statements of investments as of August 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                               ARTHUR ANDERSEN LLP

Boston, Massachusetts,
October 2, 1995

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)

Principal               Interest                 Maturity              Amortized
 Amount                   Rate                     Date                  Cost
---------               --------                 --------              ---------
                              Bank Notes (10.5%)
Bank of America
$ 15,000                  5.74%                  09/11/95               $ 15,000
First Bank of  Minneapolis
  15,000                  5.80                   09/15/95                 15,000
PNC Bank,  N.A.
  10,000                  5.88                   09/27/95                 10,000
                                                                        --------
          Total Bank Notes...............................               $ 40,000
                                                                        --------
                          Bankers' Acceptances (4.3%)
Chemical Bank
$  5,500                  5.78%(a)               10/23/95               $  5,455
Corestates Bank
   3,000                  5.81(a)                09/14/95                  2,994
   2,847                  5.81(a)                10/17/95                  2,826
NationsBank of Georgia, N.A.
   5,000                  5.77(a)                10/13/95                  4,966
                                                                        --------
          Total Bankers' Acceptances.....................               $ 16,241
                                                                        --------
                        Certificates of Deposit (3.9%)
National Bank of Detroit
$ 15,000                  5.78%                  09/21/95               $ 15,000
                                                                        --------
                  Certificates of Deposit - Eurodollar (1.3%)
Bankers Trust Co.,  London
$  5,000                  5.75%                  09/01/95               $  5,000
                                                                        --------
                              Time Deposit (2.6%)
Fifth Third Bancorp
$ 10,000                  5.90%                  09/20/95               $ 10,000
                                                                        --------
                   U.S. Government Agency Obligations (5.2%)
Federal  National Mortgage Association
$ 20,000                  5.78%(a)               09/28/95               $ 19,914
                                                                        --------
                         Repurchase Agreements (72.6%)
Joint Repurchase Agreement Accounts
$100,000                  5.84%                  09/01/95               $100,000
 102,300                  5.85                   09/01/95                102,300
Nomura Securities, dated 08/02/95,
 repurchase price $50,345 (FNMA:
 $20,100, 7.00%, 05/01/08; $8,740, 7.50%,
 06/01/09; $22,965, 6.00%, 10/01/08)
  50,000                  5.77                   09/14/95                 50,000
Nomura Securities, dated 08/04/95,
 repurchase price $25,180 (FNMA:
 $26,105, 7.50%, 06/01/09)
  25,000                  5.77                   09/18/95                 25,000
                                                                        --------
          Total Repurchase Agreements....................               $277,300
                                                                        --------
          Total Investments..............................               $383,455(b)
                                                                        ========

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for this security represents the yield to maturity.
(b) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (91.7%)
Adjustable Rate Federal Home Loan Mortgage Corp.
 (FHLMC)(a)  (27.1%)
$ 2,227                   7.36%                  04/01/18               $  2,298
 13,261                   7.68                   05/01/18                 13,669
  2,393                   7.63                   01/01/19                  2,463
  6,244                   7.67                   01/01/21                  6,440
  6,845                   7.56                   02/01/22                  7,001
 33,615                   7.62                   02/01/22                 34,629
 32,841                   7.58                   04/01/22                 33,833
 14,557                   7.53                   06/01/24                 14,965
  6,430                   7.61                   07/01/27                  6,536
  7,488                   7.52                   04/01/28                  7,633
  3,450                   7.63                   07/01/29                  3,519
 10,418                   7.74                   05/01/31                 10,672
                                                                        --------
          Total Adjustable Rate FHLMC....................               $143,658
                                                                        --------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a)  (51.9%)
$ 4,957                   7.01%                  03/01/17               $  4,997
  3,462                   7.98                   11/01/17                  3,564
  5,697                   7.22                   12/01/17                  5,811
  6,293                   7.69                   08/01/18                  6,436
  2,045                   7.48                   11/01/18                  2,093
 30,690                   7.37                   06/01/19                 31,329
  3,486                   7.39                   07/01/19                  3,559
  7,378                   7.00                   12/01/19                  7,359
  5,512                   7.76                   03/01/20                  5,687
  2,950                   7.59                   05/01/20                  3,021
 21,443                   7.33                   04/01/21                 21,875
 45,659                   7.63                   09/01/21                 46,964
  2,826                   7.61                   10/01/21                  2,868
 $2,115                   7.63%                  11/01/21               $  2,166
  3,159                   7.98                   02/01/22                  3,261
 31,402                   7.80                   09/01/22                 32,399
  6,779                   7.67                   07/01/27                  6,929
  4,755                   7.32                   10/01/27                  4,858
 51,484                   7.75                   01/01/31                 53,116
 17,000                   6.31                   02/01/31                 17,042
  9,309                   8.26                   02/01/32                  9,583
                                                                        --------
          Total Adjustable Rate FNMA.....................               $274,917
                                                                        --------
Adjustable Rate Government National Mortgage
 Association (GNMA)(a)  (3.8%)
$20,063                   7.00%                  06/20/24               $ 20,381
                                                                        --------
Adjustable Rate Small Business Administration
 (SBA)(a)  (3.0%)
$15,993                   7.13%                  09/25/17               $ 16,138
                                                                        --------
               Collateralized Mortgage Obligations (CMOs) (5.9%)
Adjustable Rate CMOs(a)  (3.5%)
FNMA REMIC Trust 1990- 145, Class A
$18,509                   6.76%                  12/25/20               $ 18,427
                                                                        --------
Planned Amortization Class Interest-Only (PAC IO)
 CMOs (0.0%)
FNMA REMIC Trust 1991-120, Class H
$    26                   484.26%(b)             06/25/00               $     58
                                                                        --------
Sequential Fixed Rate CMOs  (0.4%)
FHLMC Series 1278, Class E
$   176                   7.00%                  12/15/18               $    176


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                 GOVERNMENT SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Sequential Fixed Rate CMOs--(Continued)
FNMA REMIC Trust 1991-82, Class PH
$ 1,781                 8.00%                    11/25/18               $  1,776
                                                                        --------
          Total Sequential Fixed Rate CMOs...............               $  1,952
                                                                        --------
Super Floater CMOs(a)  (2.0%)
FNMA REMIC Trust 1992-157, Class FA
$10,969                 2.91%                    03/25/04               $ 10,393
                                                                        --------
          Total CMOs.....................................               $ 30,830
                                                                        --------
          Total Mortgage Backed Obligations (cost
           $492,090).....................................               $485,924
                                                                        --------
                         Repurchase Agreements (7.5%)
Joint Repurchase Agreement Account
$39,600                 5.84%                    09/01/95               $ 39,600
                                                                        --------
          Total Repurchase Agreements (cost $39,600).....               $ 39,600
                                                                        --------
          Total Investments  (cost $531,690(c))..........               $525,524
                                                                        ========
--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost...............................               $    184
 Gross unrealized loss for investments in
  which cost exceeds value...............................                 (6,350)
                                                                        --------
 Net unrealized loss.....................................               $ (6,166)
                                                                        ========
--------------------------------------------------------------------------------

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (79.8%)
Fixed Rate Government National Mortgage
 Association (4.0%)
$ 9,723                 9.50%                    04/15/10               $ 10,461
                                                                        --------
              Collateralized Mortgage Obligations (CMOs) (75.8%)
Adjustable Rate CMOs(a)  (44.4%)
Citicorp Mortgage Securities, Inc. 1992-17,
 Class A
$10,796                 7.70%                    10/25/22               $ 10,981
CMC Securities Corp. II 1993-H, Class A1
  6,219                 7.56                     09/25/23                  6,331
CMC Securities Corp. II 1993-I, Class A2
  6,099                 7.07                     09/25/23                  6,156
DLJ Mortgage Acceptance Corp.
 1992-Q11, Class A2
  9,575                 8.07                     01/25/23                  9,664
DLJ Mortgage Acceptance Corp. 1993-Q6,
 Class A2
    636                 6.55                     05/25/23                    642
Independent National Mortgage Corp.
 1994-W, Class A1
 11,177                 7.43                     12/25/24                 11,411
Merrill Lynch Mortgage Investors,  Inc.
 1994-I, Class A1
 10,417                 7.48                     01/25/05                 10,610
Prudential Home Mortgage  1991-15,
 Class A1
  1,571                 8.42                     11/25/21                  1,600
Prudential Home Mortgage  1992-8,
 Class A1
    466                 8.07                     04/25/22                    475
Prudential Home Mortgage  1992-24,
 Class A1
$ 6,364                 8.82%                    09/25/22               $  6,518
Resolution Trust Corp. 1992-4, Class  B2
  4,500                 7.59                     07/25/28                  4,521
Resolution Trust Corp. 1992-11, Class A2
  3,727                 7.68                     10/25/24                  3,775
Resolution Trust Corp. 1992-11, Class B2
  7,501                 7.68                     10/25/24                  7,531
Resolution Trust Corp. 1994-1, Class M3
  5,742                 8.08                     09/25/29                  5,874
Ryland Mortgage Securities Corp.
 1989-FN1, Class A
  1,937                 7.66                     11/01/18                  1,957
Ryland Mortgage Securities Corp. 1991-1,
 Class B1
    416                 7.59                     03/25/20                    421
Ryland Mortgage Securities Corp. 1991-7,
 Class A1
  2,330                 7.09                     06/25/21                  2,329
Ryland Mortgage Securities Corp. 1992-3,
 Class A2
    486                 7.68                     06/25/20                    491
Ryland Mortgage Securities Corp.
 1992-L10, Class  B
  5,000                 8.28                     08/25/22                  5,035
Salomon Brothers Mortgage Securities
 1994-20, Class A
  9,212                 7.31                     12/25/24                  9,403


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Adjustable Rate CMOs--(Continued)
Saxon Mortgage Securities Corp. 1993-1,
 Class A2
$   120                  8.35%                   02/25/23               $    122
Saxon Mortgage Securities Corp. 1994-12,
 Class  A
 11,217                  7.97                    01/25/25                 11,555
                                                                        --------
          Total Adjustable Rate CMOs.....................               $117,402
                                                                        --------
Inverse Floater CMOs(a) (0.1%)
FHLMC Series  1134, Class  H
$   224                 14.59%                   09/15/96               $    236
                                                                        --------
Planned Amortization Class (PAC) CMOs (9.6%)
GE Capital Mortgage Services, Inc.
 1994-11, Class A1
$14,018                  6.50%                   03/25/24               $ 13,902
Housing Securities, Inc. 1993-E, Class  E8
  6,426                 10.00                    02/25/08                  6,728
Prudential Home Mortgage 1993-54,
 Class A4
  4,721                  6.50                    01/25/24                  4,675
                                                                        --------
          Total PAC CMOs.................................               $ 25,305
                                                                        --------
Regular Floater CMOs(a) (2.9%)
FHLMC Series 1333, Class F
$ 7,636                  6.74%                   07/15/22               $  7,715
                                                                        --------
Sequential Fixed Rate CMOs (18.8%)
CMC Securities Corp. 1993-C, Class C3
$ 4,666                  9.55%                   04/25/08               $  4,880
FHLMC Series 172, Class H
  6,302                  9.00                    05/15/20                  6,371
Housing Securities, Inc. 1992-F,
 Class F3
    272                  5.50%                   08/25/03                    270
Prudential Home Mortgage 1992-39,
 Class A3
  8,000                  5.80                    12/25/07                  7,889
Prudential Home Mortgage 1992-A,
 Class 1B1
  9,157                  7.20                    04/28/22                  9,048
Prudential Home Mortgage 1993-38,
 Class A4
 12,806                  9.55                    09/25/23                 13,243
Residential Funding Mortgage Securities
 1992-S36, Class A2
  4,409                  5.70                    11/25/07                  4,317
Ryland Mortgage Securities Corp. 72,
 Class D
  1,850                  9.85                    12/01/16                  1,947
Salomon Brothers Mortgage Securities
 1994-6, Class A1
  1,877                  7.02                    05/25/24                  1,867
                                                                        --------
         Total Sequential Fixed Rate
           CMOs..........................................               $ 49,832
                                                                        --------
         Total CMOs......................................               $200,490
                                                                        --------
         Total Mortgage Backed
           Obligations (cost $210,044)...................               $210,951
                                                                        --------



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                       U.S. Treasury Obligations (19.5%)
U.S. Treasury Notes
$17,800                   7.38%                  11/15/97              $ 18,331
  3,700                   7.50                   10/31/99                 3,890
 21,380                   6.25                   02/15/03                21,360
U.S. Treasury Principal-Only Stripped Security
 14,600                   6.48(b)                11/15/04                 8,096
                                                                       --------
         Total U.S. Treasury Obligations
           (cost $51,330)................................              $ 51,677
                                                                       --------
                         Repurchase Agreements (1.3%)
Joint Repurchase Agreement Account
$ 3,400                   5.84%                  09/01/95              $  3,400
                                                                       --------
         Total Repurchase Agreements
           (cost $3,400).................................              $  3,400
                                                                       --------
         Total Investments
           (cost $264,774(c))............................              $266,028
                                                                       ========

-------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost...  $  2,485
 Gross unrealized loss for investments in which cost exceeds value...    (1,390)
                                                                       --------
 Net unrealized gain.................................................  $  1,095
                                                                       ========

-------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $264,933.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                       TARGET MATURITY PORTFOLIO (1996)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                      Mortgage Backed Obligations (74.4%)
Adjustable Rate Federal Home Loan Mortgage Corp.
(FHLMC)(a)              (4.5%)
$5,601                   7.49%                    07/01/30               $ 5,751
                                                                         -------
              Collateralized Mortgage Obligations (CMOs) (69.9%)
Adjustable Rate CMOs(a)  (43.0%)
Capstead Securities Corp.  1992-14, Class A
$2,400                    7.39%                   10/25/22               $ 2,419
Chase Mortgage Finance Corp.  1990-E,
  Class  A1
 3,131                    7.47                    11/25/20                 3,152
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
 4,662                    7.70                    10/25/22                 4,742
CMC Securities Corp. 1993-2F, Class  A1
 2,894                    7.45                    05/25/22                 2,940
Housing Securities, Inc. 1992-SL1,
  Class  A1
 2,062                    8.65                    05/25/16                 2,122
Independent National Mortgage Corp.
  1994-V, Class  A1
 4,526                    7.51                    12/25/24                 4,647
Prudential Home Mortgage  1992-24,
 Class  A1
 2,874                    8.82                    09/25/22                 2,943
Residential Funding Mortgage Securities
  1993-S38, Class  A
 1,635                    7.87                    09/25/23                 1,655
Resolution Trust Corp. 1992-11, Class B2
 3,700                    7.68                    10/25/24                 3,715
Salomon Brothers Mortgage Securities
  1990-3A,  Class  1
 3,009                    6.80                    11/25/20                 2,978
Salomon Brothers Mortgage Securities
  1992-6,   Class  A1
 4,174                    7.82%                   11/25/22                 4,242
Saxon Mortgage Securities Corp. 1992-1,
  Class  B1
 4,400                    8.15                    09/25/22                 4,466
Saxon Mortgage Securities Corp. 1992-4,
  Class  A
 1,325                    7.85                    12/25/22                 1,343
Saxon Mortgage Securities Corp. 1992-6,
  Class  A
 1,782                    8.13                    01/25/23                 1,807
Saxon Mortgage Securities Corp. 1994-11,
  Class  A
 3,404                    7.53                    12/25/24                 3,473
Saxon Mortgage Securities Corp. 1995-1,
  Class  A
 5,348                    7.04                    04/25/25                 5,469
Sears Mortgage Securities  1993-8,
  Class A
 2,683                    7.62                    08/25/23                 2,717
                                                                         -------
          Total Adjustable Rate CMOs......................               $54,830
                                                                         -------
Inverse Floater CMOs(a)  (0.1%)
Lehman Brothers Mortgage Trust 1992-M1,
  Class  A1I
$   81                    7.66%                   11/25/01               $    80
                                                                         -------
Planned Amortization Class (PAC) CMOs (6.2%)
Housing Securities, Inc. 1993-E, Class E8
$7,512                   10.00%                   02/25/08               $ 7,866
                                                                         -------

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                 TARGET MATURITY PORTFOLIO (1996)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)
Regular Floater CMOs(a) (4.2%)
Capstead Securities Corp. 1993-1, Class F
$1,616                    6.63%                   03/01/18              $  1,619
FHLMC Series 1333, Class F
 3,751                    6.74                    07/15/22                 3,790
                                                                        --------
      Total Regular Floater CMOs..........................              $  5,409
                                                                        --------
Sequential Fixed Rate CMOs (16.4%)
FHLMC Series  172, Class H
$3,151                    9.00%                   05/15/20              $  3,185
FHLMC Series 1028, Class F
 5,398                    9.30                    05/15/05                 5,479
FHLMC Series 1056, Class G
 1,932                    8.00                    12/15/18                 1,939
FNMA REMIC Trust 1990-142, Class J
 2,059                    9.25                    12/25/03                 2,072
Prudential Home Mortgage 1993-38, Class A4
 5,000                    9.55                    09/25/23                 5,170
Residential Resources, Inc. 15, Class C
 3,039                    9.75                    11/20/18                 3,061
                                                                        --------
      Total Sequential Fixed Rate
        CMOs..............................................              $ 20,906
                                                                        --------
      Total CMOs..........................................              $ 89,091
                                                                        --------
      Total Mortgage Backed
        Obligations (cost $94,633)........................              $ 94,842
                                                                        --------
                       U.S. Treasury Obligations (23.6%)
U.S. Treasury Notes
$9,010                    4.63%                   02/15/96              $  8,968
 7,300                    4.25                    05/15/96                 7,226
 8,000                    5.88                    05/31/96                 8,009
 3,500                    7.25%                   11/15/96                 3,558
   500                    7.38                    11/15/97                   515
 1,700                    7.50                    10/31/99                 1,789
                                                                        --------
                       Total U.S. Treasury Obligations
                        (cost $29,918)....................              $ 30,065
                                                                        --------
                           Repurchase Agreements (3.0%)
Joint Repurchase Agreement Account
$3,800                    5.84%                   09/01/95              $  3,800
                                                                        --------
                       Total Repurchase Agreements
                         (cost $3,800)....................              $  3,800
                                                                        --------
                       Total Investments
                         (cost $128,351(b))...............              $128,707
                                                                        ========

--------------------------------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments in which value
   exceeds cost...........................................              $   765
  Gross unrealized loss for investments in which
   cost exceeds value.....................................                 (456)
                                                                        -------
  Net unrealized gain.....................................              $   309
                                                                        =======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The aggregate cost for federal income tax purposes is $128,398.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                      TARGET MATURITY PORTFOLIO (Feb 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (80.7%)
              Collateralized Mortgage Obligations (CMOs) (80.7%)
Adjustable Rate CMOs(a) (39.5%)
Chase Mortgage Finance Corp. 1990-E,
 Class A1
$2,450                    7.47%                   11/25/20               $ 2,467
DLJ Mortgage Acceptance Corp. 1992-
 Q11, Class A2
 3,493                    8.07                    01/25/23                 3,525
Independent National Mortgage Corp.
 1994-W, Class A1
 4,005                    7.43                    12/25/24                 4,089
Merrill Lynch Mortgage Investors, Inc.
 1994-I, Class A1
 3,813                    7.48                    01/25/05                 3,884
Resolution Trust Corp. 1992-11, Class B2
 2,700                    7.68                    10/25/24                 2,711
Resolution Trust Corp. 1994-1, Class M3
 2,074                    8.08                    09/25/29                 2,122
Salomon Brothers Mortgage Securities
 1994-20, Class A
 3,313                    7.31                    12/25/24                 3,381
Saxon Mortgage Securities Corp. 1992-4,
 Class A
   994                    7.85                    12/25/22                 1,007
Saxon Mortgage Securities Corp. 1992-6,
 Class A
 1,559                    8.13                    01/25/23                 1,581
Saxon Mortgage Securities Corp. 1994-11,
 Class A
 2,598                    7.53                    12/25/24                 2,650
Saxon Mortgage Securities Corp. 1994-12,
 Class A
 4,007                    7.97%                   01/25/25                 4,127
Saxon Mortgage Securities Corp. 1995-1,
 Class A
 3,964                    7.04                    04/25/25                 4,053
Sears Mortgage Securities  1993-8, Class A
 2,044                    7.62                    08/25/23                 2,070
                                                                         -------
                      Total Adjustable Rate CMOs..........               $37,667
                                                                         -------
Regular Floater CMOs(a) (3.3%)
FHLMC Series 1333, Class F
$3,081                    6.74%                   07/15/22               $ 3,113
                                                                         -------
Sequential Fixed Rate CMOs (37.9%)
Capstead Securities Corp. 1992-12B,
 Class P11
$  510                    8.33%                   11/25/05               $   511
FHLMC Series 172, Class H
 2,363                    9.00                    05/15/20                 2,389
FNMA REMIC Trust 1989-10, Class D
 5,000                    9.50                    07/25/09                 5,230
FNMA REMIC Trust 1989-80, Class E
 8,000                    9.00                    09/25/18                 8,223
FNMA REMIC Trust 1990-142, Class J
 2,078                    9.25                    12/25/03                 2,091
FNMA REMIC Trust 1991-G35, Class K
 3,301                    8.00                    06/25/20                 3,318
Prudential Home Mortgage 1993-38,
 Class A4
 4,600                    9.55                    09/25/23                 4,757

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                TARGET MATURITY PORTFOLIO (FEB 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Ryland Acceptance Corp. 1989, Class C
$5,000                    8.88%                   11/01/12               $ 5,038
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 4,567                    7.02                    05/25/24                 4,543
                                                                         -------
                         Total Sequential Fixed Rate
                           CMOs...........................               $36,100
                                                                         -------
                         Total CMOs.......................               $76,880
                                                                         -------
                         Total Mortgage Backed
                           Obligations (cost $76,592).....               $76,880
                                                                         -------
                       U.S. Treasury Obligations (18.8%)
U.S. Treasury Notes
$3,500                    7.25%                   11/15/96               $ 3,559
 4,600                    7.38                    11/15/97                 4,737
 2,600                    7.50                    10/31/99                 2,734
 5,620                    6.25                    02/15/03                 5,615
U.S. Treasury Principal-Only Stripped
 Security
 2,200                    6.48(b)                 11/15/04                 1,220
                                                                         -------
                         Total U.S. Treasury Obligations
                           (cost $17,748).................               $17,865
                                                                         -------
                         Total Investments
                           (cost $94,340(c))..............               $94,745
                                                                         =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost.....  $  856
 Gross unrealized loss for investments in which cost exceeds value.....    (471)
                                                                         ------
 Net unrealized gain...................................................  $  385
                                                                         ======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $94,360.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               ----------------

                      TARGET MATURITY PORTFOLIO (MAY 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (84.4%)

Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)/(a)/ (4.5%)
$2,800                    7.49%                   07/01/30               $ 2,876
                                                                         -------
  Collateralized Mortgage Obligations (CMOs) (79.9%)
Adjustable Rate CMOs/(a)/  (47.6%)
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
$2,454                    7.70%                   10/25/22               $ 2,496
DLJ Mortgage Acceptance Corp. 1992-Q11,
  Class A2
 2,469                    8.07                    01/25/23                 2,492
Independent National Mortgage Corp.
  1994-W, Class A1
 2,794                    7.43                    12/25/24                 2,853
Merrill Lynch Mortgage Investors,  Inc.
  1994-I, Class A1
 2,790                    7.48                    01/25/05                 2,842
Prudential Home Mortgage  1992-24,
  Class A1
 1,642                    8.82                    09/25/22                 1,682
Resolution Trust Corp. 1992-11, Class A2
 2,662                    7.68                    10/25/24                 2,696
Resolution Trust Corp. 1994-1, Class M3
 1,476                    8.08                    09/25/29                 1,510
Salomon Brothers Mortgage Securities
  1994-20, Class A
 2,303                    7.31                    12/25/24                 2,351
Saxon Mortgage Securities Corp.
  1992-4, Class  A
 1,160                    7.85                    12/25/22                 1,175
Saxon Mortgage Securities Corp.
  1992-6,  Class  A
   947                    8.13%                   01/25/23                   960
Saxon Mortgage Securities Corp.
  1994-11,  Class  A
 1,792                    7.53                    12/25/24                 1,828
Saxon Mortgage Securities Corp.
  1994-12, Class  A
 2,795                    7.97                    01/25/25                 2,880
Saxon Mortgage Securities Corp.
  1995-1,  Class  A
 2,865                    7.04                    04/25/25                 2,930
Sears Mortgage Securities  1993-8,
  Class A
 1,469                    7.62                    08/25/23                 1,488
                                                                         -------
                      Total Adjustable Rate CMOs..........               $30,183
                                                                         -------
Inverse Floater CMOs/(a)/ (2.7%)
FHLMC Series 1284, Class E
$1,742                    7.71%                   05/15/97               $ 1,742
                                                                         -------
Sequential Fixed Rate CMOs (29.6%)
FHLMC Series  172, Class H
$1,838                    9.00%                   05/15/20               $ 1,858
FNMA REMIC Trust 1988-2, Class Z
 2,870                   10.10                    02/25/18                 3,100
FNMA REMIC Trust 1988-25, Class B
 1,146                    9.25                    10/25/18                 1,188
FNMA REMIC Trust 1990-24, Class E
 3,500                    9.00                    03/25/20                 3,657
Prudential Home Mortgage  1993-38,
 Class A4
 3,300                    9.55                    09/25/23                 3,412

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                TARGET MATURITY PORTFOLIO (MAY 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Residential Funding Mortgage Securities
  1992-S36, Class A2
$2,405                    5.70%                   11/25/07              $ 2,355
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 3,197                    7.02                    05/25/24                3,180
                                                                        -------
                         Total Sequential Fixed Rate
                          CMOs............................              $18,750
                                                                        -------
                         Total CMOs.......................              $50,675
                                                                        -------
                         Total Mortgage Backed
                          Obligations (cost $52,913)......              $53,551
                                                                        -------
                       U.S. Treasury Obligations (13.5%)
U.S. Treasury Notes
$2,200                    7.25%                   11/15/96              $ 2,237
 2,250                    7.38                    11/15/97                2,317
 3,150                    7.50                    10/31/99                3,312
   710                    6.25                    02/15/03                  709
                                                                        -------
                       Total U.S. Treasury Obligations
                        (cost $8,558).....................              $ 8,575
                                                                        -------
                       Total Investments
                        (cost $61,471/(b)/)...............              $62,126
                                                                        =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost....  $   764
 Gross unrealized loss for investments in which cost exceeds value....     (116)
                                                                        -------
 Net unrealized gain................................................... $   648
                                                                        =======

--------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/ Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1995.
/(b)/ The aggregate cost for federal income tax purposes is $61,478.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                     STATEMENTS OF ASSETS AND LIABILITIES

                                August 31, 1995

                                                                                             Target          Target       Target
                                                  Money       Government     Mortgage       Maturity        Maturity     Maturity
                                                  Market      Securities     Securities     Portfolio       Portfolio    Portfolio
                                                 Portfolio    Portfolio      Portfolio       (1996)         (Feb 97)     (May 97)
                                               ------------  ------------   ------------   ------------   ------------  -----------
 ASSETS
 Investments in securities, at value (cost:
  $383,455,111, $531,690,173,
  $264,774,033, $128,350,681,
  $94,340,118, $61,471,182, respectively)      $383,455,111  $525,523,866   $266,027,558   $128,706,804   $94,744,574   $62,126,077
 Cash......................................          13,528        73,605         45,158          4,213        48,534       135,745
 Receivables:
  Investment securities sold...............             --     2,222,302        680,499        261,813       128,678     1,047,240
  Interest.................................        780,393     4,024,833      1,894,809        989,852       806,341       572,043
 Deferred organization expenses, net.......             --         7,096         19,044         11,234         5,723         3,132
 Other assets..............................          1,524       103,702          1,033          5,178         9,571            --
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total assets..................    384,250,556   531,955,404    268,668,101    129,979,094    95,743,421    63,884,237
                                               ------------  ------------   ------------   ------------   ------------  -----------
 LIABILITIES
 Payables:
  Investment securities purchased..........             --            --      3,027,193      1,831,814            --            --
  Dividends................................      2,077,470     2,133,451      1,139,288        540,945       433,655       356,497
  Advisory fees............................         40,729        89,714         33,497         24,821        19,321        13,453
  Administration fees......................         18,213        44,135         10,943          5,273         3,800         2,617
 Accrued expenses and other liabilities....         18,228        29,185         47,954         47,474        65,335        52,689
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total liabilities.............      2,154,640     2,296,485      4,258,875      2,450,327       522,111       425,256
                                               ------------  ------------   ------------   ------------   ------------  -----------
 NET ASSETS
 Paid-in capital...........................    382,095,916   550,963,036    274,349,290    133,076,795    98,296,211    63,532,452
 Accumulated undistributed (distributions
  in excess of) net investment income......             --      (685,743)    (1,397,205)     1,163,149     1,015,621       (60,034)
 Accumulated net realized loss
  (distributions in excess of net realized
  gains) on investment transactions........             --   (14,452,067)    (9,796,384)    (7,067,300)   (4,494,978)     (668,332)
 Net unrealized gain (loss) on investments              --    (6,166,307)     1,253,525        356,123       404,456       654,895
                                              ------------  ------------   ------------   ------------   ------------  -----------
              Net assets...................   $382,095,916  $529,658,919   $264,409,226   $127,528,767   $95,221,310   $63,458,981
                                              ============  ============   ============   ============   ===========   ===========
 Net asset value per unit
  (net assets/units outstanding)                     $1.00         $9.76          $9.74          $9.59         $9.71         $9.99
                                              ============  ============   ============   ============   ===========   ===========
 Redemption price per unit (Note 7)                  $1.00         $9.76          $9.74          $9.54         $9.66         $9.94
                                              ============  ============   ============   ============   ===========   ===========
 UNITS OUTSTANDING
 Total units outstanding, $0.001 par value
  (unlimited number of units authorized)       382,095,916    54,253,342     27,160,182     13,300,010     9,809,980     6,350,000
                                              ============  ============   ============   ============   ===========   ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                           STATEMENTS OF OPERATIONS

                      For The Year Ended August 31, 1995

                                                                                           Target        Target        Target
                                            Money          Government     Mortgage        Maturity      Maturity      Maturity
                                            Market         Securities    Securities       Portfolio     Portfolio     Portfolio
                                           Portfolio/(a)/  Portfolio     Portfolio/(b)/    (1996)        (Feb 97)      (May 97)
                                           --------------  -----------   --------------  -----------   -----------   ----------
Investment Income:
  Interest income......................... $15,279,710     $32,321,799    $  17,513,762  $ 8,600,800   $ 6,971,041   $4,814,248
                                           -----------     -----------   --------------  -----------   -----------   ----------
Expenses:
  Advisory fees, net of fees waived.......     410,109       1,078,346          388,187      290,761       227,279      166,798
  Administration fees, net of fees
    waived................................     102,002         539,173          132,275       63,315        47,445       33,360
  Custodian fees..........................      19,158          72,222           49,687       43,832        37,592       30,806
  Professional fees.......................      43,730          80,998           55,469       48,710        50,241       48,949
  Trustees' fees..........................      12,940          24,560            9,820        4,060         3,740        2,880
  Amortization of deferred organization
    expenses..............................          --           4,569            9,039       13,487         3,890        1,812
 Other expenses...........................      21,247          55,306           50,537       28,405        18,864       15,345
                                           -----------     -----------   --------------  -----------   -----------   ----------
    Total expenses........................     609,186       1,855,174          695,014      492,570       389,051      299,950
 Less--Reimbursable expenses..............     (78,198)             --               --           --            --           --
                                           -----------     -----------   --------------  -----------   -----------   ----------
     Net expenses.........................     530,988       1,855,174          695,014      492,570       389,051      299,950
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net investment income....................  14,748,722      30,466,625       16,818,748    8,108,230     6,581,990    4,514,298
 Net realized loss on investment
   transactions...........................          --      (4,600,744)      (3,551,399)  (2,597,069)   (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
   investments............................          --       4,293,439        7,151,412    2,383,940     1,992,445      801,748
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net increase in net assets resulting
   from operations........................ $14,748,722     $30,159,320    $  20,418,761  $ 7,895,101   $ 6,730,315   $4,976,852
                                           ===========     ===========   ==============  ===========   ===========   ==========

/(a)/ For the year ended August 31, 1995, the investment advisor and the administrator waived fees of $109,898 and $163,831, respectively. /(b)/ For the year ended August 31, 1995, the investment advisor waived fees of $140,912.

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended August 31, 1995

                                                                                                Target      Target       Target
                                               Money           Government       Mortgage        Maturity    Maturity     Maturity
                                               Market          Securities      Securities      Portfolio   Portfolio     Portfolio
                                              Portfolio        Portfolio       Portfolio        (1996)      (Feb 97)     (May 97)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Operations:
 Net investment income................... $     14,748,722    $ 30,466,625    $ 16,818,748   $  8,108,230  $ 6,581,990  $ 4,514,298
 Net realized loss from investment
  transactions...........................               --      (4,600,744)     (3,551,399)    (2,597,069)  (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
  investments............................               --       4,293,439       7,151,412      2,383,940    1,992,445      801,748
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase in net assets resulting
  from operations........................       14,748,722      30,159,320      20,418,761      7,895,101    6,730,315    4,976,852
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Distributions to Unitholders:
 From net investment income..............      (14,700,440)    (30,842,606)    (16,818,748)    (7,523,785)  (6,068,263)  (4,420,145)
 In excess of net investment income......               --        (685,743)       (434,471)            --           --           --
 From paid-in capital....................               --              --        (406,506)            --           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total distributions to unitholders......      (14,700,440)    (31,528,349)    (17,659,725)    (7,523,785)  (6,068,263)  (4,420,145)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Unit Transactions:
 Proceeds from sale of units.............    3,043,450,086      21,279,121       7,814,480             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666       9,375,252       4,880,915             --           --           --
 Cost of units repurchased...............   (2,885,160,983)    (93,957,586)    (34,931,625)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase (decrease) in net
  assets from unit transactions..........      165,058,769     (63,303,213)    (22,236,230)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Additional paid-in capital...............               --              --              --         68,281           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total increase (decrease)...............      165,107,051     (64,672,242)    (19,477,194)       (25,814)  (2,158,971)  (5,407,721)

Net Assets:
 Beginning of year.......................      216,988,865     594,331,161     283,886,420    127,554,581   97,380,281   68,866,702
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 End of year............................. $    382,095,916    $529,658,919    $264,409,226   $127,528,767  $95,221,310  $63,458,981
                                          ================    ============    ============   ============  ===========  ===========
Accumulated undistributed
 (distributions in excess of) net
 investment income.......................               --    $   (685,743)   $ (1,397,205)  $  1,163,149  $ 1,015,621  $   (60,034)
                                          ================    ============    ============   ============  ===========  ===========
Summary of Unit Transactions:
 Units sold..............................    3,043,450,086       2,179,482         807,374             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666         963,379         508,864             --           --           --
 Units repurchased.......................   (2,885,160,983)     (9,662,680)     (3,664,116)       (50,000)    (300,000)    (600,000)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Increase (decrease) in units
  outstanding............................      165,058,769      (6,519,819)     (2,347,878)       (50,000)    (300,000)    (600,000)
                                          ================    ============    ============   ============  ===========  ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                    For the Year Ended August 31, 1994/(a)/

                                                                                           Target       Target       Target
                                            Money           Government      Mortgage       Maturity     Maturity     Maturity
                                            Market          Securities     Securities     Portfolio    Portfolio     Portfolio
                                           Portfolio        Portfolio      Portfolio       (1996)    (Feb 97)/(a)/ (May 97)/(a)/
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Operations:
 Net investment income................ $     13,359,541  $   34,984,779   $ 16,116,670  $  7,674,729 $   3,360,096 $   1,107,903
 Net realized gain (loss) from
  investment transactions.............           64,113      (3,444,347)    (5,968,515)   (4,530,665)   (2,650,858)     (329,138)
 Net change in unrealized loss on
  investments.........................               --     (12,596,598)    (7,965,845)   (2,125,231)   (1,587,989)     (146,853)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets resulting from operations....       13,423,654      18,943,834      2,182,310     1,018,833      (878,751)      631,912
                                       ----------------  --------------   ------------  ------------ ------------- -------------
Distributions to Unitholders:
 From net investment income...........      (13,367,335)    (34,473,092)   (16,524,091)   (7,021,439)   (2,865,059)   (1,107,903)
 In excess of net investment income...          (48,282)             --       (980,012)           --            --      (157,307)
 From net realized gain on investment
  transactions........................          (80,063)             --             --      (409,166)           --            --
 In excess of net realized gain on
  investment transactions.............               --              --       (106,925)           --            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total distributions to unitholders...      (13,495,680)    (34,473,092)   (17,611,028)   (7,430,605)   (2,865,059)   (1,265,210)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Unit Transactions:
 Proceeds from sale of units..........    4,632,526,155     270,324,927    165,304,632            --   101,599,800    69,500,000
 Reinvestment of dividends and
  distributions.......................        7,931,835      17,390,685      9,430,698            --            --            --
 Cost of units repurchased............   (5,039,626,380)   (800,339,049)   (88,930,101)           --      (475,709)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets from unit transactions.......     (399,168,390)   (512,623,437)    85,805,229            --   101,124,091    69,500,000
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total increase (decrease)............     (399,240,416)   (528,152,695)    70,376,511    (6,411,772)   97,380,281    68,866,702
Net Assets:
 Beginning of year....................      616,229,281   1,122,483,856    213,509,909   133,966,353            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 End of year.......................... $    216,988,865  $  594,331,161   $283,886,420  $127,554,581 $  97,380,281 $  68,866,702
                                       ================  ==============   ============  ============ ============= =============
Accumulated undistributed
 (distributions in excess of)
  net investment income............... $        (48,282) $      375,981   $   (971,373) $    565,617 $     498,404 $    (155,599)
                                       ================  ==============   ============  ============ ============= =============
Summary of Unit Transactions:
 Units sold...........................    4,632,526,155      27,232,221     16,491,479            --    10,159,980     6,950,000

 Reinvestment of dividends and
  distributions.......................        7,931,835       1,759,454        958,468            --            --            --

 Units repurchased....................   (5,039,626,380)    (80,790,850)    (9,011,149)           --       (50,000)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Increase (decrease) in units
  outstanding.........................     (399,168,390)    (51,799,175)     8,438,798            --    10,109,980     6,950,000
                                       ================  ==============   ============  ============ ============= =============

         /(a)/ For the periods from February 15, 1994 and May 23, 1994,
               (commencement of operations for the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), respectively) to August 31, 1994.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                                                       From
                                     Net                                       In      net       Net
                                    asset               Net         From     excess    real-    asset
                                   value at   Net     realized       net     of net    ized     value
                                    begin-   invest-   gain on     invest-   invest-  gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   end of     Total
                                    period   income    ments/(a)/  income    income    ments    period    return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- ------------
Year ended:     8/31/95.........   $1.00    $0.0555   $   --     $(0.0553) $   --    $   --     $1.00       5.56%
                8/31/94.........    1.00     0.0329     0.0002    (0.0342)  (0.0001)  (0.0002)   1.00       3.50
                8/31/93.........    1.00     0.0305     0.0004    (0.0305)     --     (0.0005)   1.00       3.14
                8/31/92.........    1.00     0.0416     0.0008    (0.0416)     --     (0.0007)   1.00       4.39
                8/31/91.........    1.00     0.0641       --      (0.0641)     --        --      1.00       6.93
                8/31/90.........    1.00     0.0824       --      (0.0824)     --        --      1.00       8.58
                8/31/89.........    1.00     0.0899       --      (0.0899)     --        --      1.00       9.28
5/17/88/(c)/ to 8/31/88.........    1.00     0.0214       --      (0.0214)     --        --      1.00       7.40/(d)/
                                                                      Ratio information
                                                                     assuming no waiver
                                                                     of fees or expense
                                                                       reimbursements
                                                                   ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment      Net                    Ratio of
                                   Ratio of    income     assets                    net
                                     net         to       at end     Ratio of    investment
                                   expenses    average      of      expenses to    income
                                  to average     net      period   average net   to average
                                  net assets    assets    (000's)    assets      net assets
                                  ----------  ---------- --------- ------------  ----------
Year ended:     8/31/95.........   0.20%       5.55%     $382,096     0.33%       5.42%
                8/31/94.........   0.25        3.29       216,989     0.34        3.20
                8/31/93.........   0.25        3.05       616,229     0.33        2.97
                8/31/92.........   0.25        4.16       864,924     0.29        4.12
                8/31/91.........   0.25        6.41       654,977     0.25        6.41
                8/31/90.........   0.25        8.24       258,304     0.25        8.24
                8/31/89.........   0.25        8.99       167,331     0.25        8.99
5/17/88/(c)/ to 8/31/88.........   0.25/(d)/   7.27/(d)/  106,739     0.25/(d)/   7.27/(d)/

/(a)/ May include balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/ Commencement of operations.
/(d)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                        Net
                                                      realized                         From    In excess
                                     Net                 and                   In       net     of net     Net
                                    asset              unreal-      From     excess    real-     real-    asset
                                   value at   Net     ized gain      net     of net    ized      ized     value
                                    begin-   invest-  (loss) on    invest-   invest-  gain on   gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   invest-   end of    Total
                                    period   income    ments/(a)/  income    income    ments     ments    period   return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95..........  $ 9.78   $0.5515   $(0.0011)  $(0.5582) $(0.0122)   $  --    $  --     $ 9.76     5.82%
                8/31/94..........    9.97    0.4286    (0.1974)   (0.4212)     --         --       --       9.78     2.33
                8/31/93..........   10.03    0.4641    (0.0599)   (0.4630)  (0.0012)      --       --       9.97     4.06
                8/31/92..........   10.00    0.5588     0.0311    (0.5594)     --         --       --      10.03     6.68
7/10/91/(d)/ to 8/31/91..........   10.00    0.0873    (0.0016)   (0.0857)     --         --       --      10.00     7.02/(e)/
                                                                                 Ratio information
                                                                                assuming no waiver
                                                                                of fees or expense
                                                                                  reimbursements
                                                                              ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment                Net                    Ratio of
                                   Ratio of    income     Port-     assets                    net
                                     net         to       folio     at end     Ratio of    investment
                                   expenses    average    turn-       of      expenses to    income
                                  to average     net      over       period   average net  to average
                                  net assets    assets    rate/(c)/ (000's)     assets     net assets
                                  ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95..........    0.34%      5.65%      70.58%  $  529,659    0.34%       5.65%
                8/31/94..........    0.35       4.25       42.27      594,331    0.37        4.23
                8/31/93..........    0.34       4.58       67.38    1,122,484    0.47        4.45
                8/31/92..........    0.36       5.91      195.53    1,153,410    0.59        5.68
7/10/91/(d)/ to 8/31/91..........    0.48/(e)/  7.16/(e)/   3.56       94,139    0.73/(e)/   6.91/(e)/

/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           Income from                  Distributions to
                                      investment operations                unitholders
                                      --------------------- ---------------------------------------
                                                   Net
                                                 realized                       In excess
                                Net                 and                   In     of net               Net
                               asset              unreal-      From     excess    real-              asset
                              value at   Net     ized gain      net     of net    ized               value
                               begin-   invest-  (loss) on    invest-   invest-  gain on     From      at
                               ning of   ment     invest-      ment      ment    invest-   paid-in   end of    Total
                               period   income    ments/(a)/  income    income    ments    capital   period   return/(b)/
                             --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95 ..... $  9.62    $0.6075   $0.1539   $(0.6075) $(0.0175) $  --     $(0.0164) $ 9.74      8.20%
                8/31/94 .....   10.13     0.5533   (0.4530)   (0.5719)  (0.0340)  (0.0044)     --      9.62      1.00
10/9/92/(d)/ to 8/31/93 .....   10.00     0.4895    0.1144    (0.4702)     --        --        --     10.13      6.27

                                                                            Ratio information
                                                                           assuming no waiver
                                                                           of fees or expense
                                                                             reimbursements
                                                                         ------------------------
                                          Ratio of
                                            net
                                          invest-
                                            ment                Net                    Ratio of
                              Ratio of    income     Port-     assets                    net
                                net         to       folio     at end     Ratio of    investment
                              expenses    average    turn-       of      expenses to    income
                             to average     net      over       period   average net  to average
                             net assets    assets    rate/(c)/ (000's)     assets     net assets
                             ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95 .....   0.26%       6.36%     130.98%  $264,409      0.32%       6.30%
                8/31/94 .....   0.28        5.66      188.58    283,886      0.29        5.65
10/9/92/(d)/ to 8/31/93 .....   0.33/(e)/   5.64/(e)/ 146.24    213,510      0.38/(e)/   5.59/(e)/


/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                          TARGET MATURITY PORTFOLIOS
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                               Income from                           Distributions to
                                            investment operations                       unitholders
                                          --------------------------  -----------------------------------------------

                                                          Net
                                                        realized                               From      In excess
                                 Net                      and                         In        net       of net
                                asset                    unreal-        From        excess      real-      real-
                               value at       Net       ized gain        net        of net      ized       ized
                                begin-      invest-     (loss) on       invest-     invest-    gain on    gain on
                                ning of      ment        invest-         ment        ment      invest-    invest-
                                period      income      ments/(a)/      income      income      ments      ments
                              ----------  ----------  --------------  ----------  ----------  ---------  ---------
                                                 Target Maturity Portfolio (1996)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ...... $  9.55     $ 0.6089     $(0.0092)      $(0.5648)   $   --      $   --    $   --
                8/31/94 ......   10.03       0.5750      (0.4983)       (0.5261)       --       (0.0306)     --
7/1/93/(e)/ to  8/31/93 ......   10.00       0.0774       0.0375        (0.0774)    (0.0075)       --        --

                                                Target Maturity Portfolio (Feb 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.63       0.6674       0.0261        (0.6135)       --          --        --
2/15/94/(e)/ to 8/31/94 ......   10.00       0.3313      (0.4189)       (0.2824)       --          --        --

                                                Target Maturity Portfolio (May 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.91       0.6674       0.0673        (0.6547)       --          --        --
5/23/94/(e)/ to 8/31/94 ......   10.00       0.1594      (0.0674)       (0.1594)  (0.0226)         --        --

                                                                                          Ratio of
                                                                                            net
                                                                                           invest-
                                                Net                                         ment                       Net
                                               asset                        Ratio of       income      Port-          assets
                               Addi-           value                           net           to        folio          at end
                               tional            at                          expenses      average      turn            of
                               paid-in         end of       Total           to average       net        over           period
                             capital/(b)/      period      return/(c)/      net assets      assets      rate/(d)/      (000's)
                           ----------------  ----------  ---------------  --------------  ----------  -------------  -----------
                                                 Target Maturity Portfolio (1996)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....  $0.0051         $ 9.59         6.51%            0.39%         6.40%       183.93%       $127,529
                8/31/94 .....     --             9.55         0.81             0.38          5.89        232.92         127,555
7/1/93/(e)/ to  8/31/93 .....     --            10.03         1.19             0.43/(f)/     4.56/(f)/   143.44         133,966

                                                Target Maturity Portfolio (Feb 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.71         7.48             0.41          6.94        171.98          95,221
2/15/94/(e)/ to 8/31/94 .....     --             9.63        (0.83)            0.42/(f)/     6.30/(f)/   156.03          97,380

                                                Target Maturity Portfolio (May 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.99         7.70             0.45          6.77        147.76          63,459
5/23/94/(e)/ to 8/31/94 .....     --             9.91         0.92             0.48/(f)/     5.80/(f)/    74.68          68,867

/(a)/ Includes balancing effect of calculating per share amounts.
/(b)/ See Note 9.

/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For the Target Maturity Portfolios, total return would be reduced if a redemption fee were taken into account.

/(d)/ May include effect of mortgage dollar roll transactions.
/(e)/ Commencement of operations.
/(f)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995


1.   Organization

     Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of six diversified portfolios: the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97). Units of the Fund are offered for sale solely to state and federally chartered credit unions. Unless extended by appropriate action of the Fund's Board of Trustees and by the unitholders, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (the "Target Maturity Portfolios"), will be liquidated on or about June 30, 1996, February 18, 1997 and May 15, 1997, respectively, (the "Termination Date"), at which time, all units of these Portfolios that are outstanding as of the close of business on the respective Termination Date will be redeemed by the Fund at their net asset value.

2.   Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry:

   A.  Investment Valuation
   ------------------------
     For the Government Securities Portfolio, Mortgage Securities Portfolio, and Target Maturity Portfolios, investments in mortgage backed and asset backed obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Fund's valuation procedures. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios are valued at amortized cost which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

   B.  Security Transactions and Investment Income
   -----------------------------------------------
     Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio and the Target Maturity Portfolios amortize market discounts and premiums on certain mortgage backed securities and treasury obligations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     For the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified in interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

   C.  Federal Taxes
   -----------------

     It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital. During the year ended August 31, 1995, the Mortgage Securities Portfolio distributed approximately $406,506 from paid-in capital resulting from distributions in excess of accumulated tax earnings and profits.

     As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carry forward for U.S. Federal tax purposes:


             Portfolio                         Amount                   Years of Expiration
  -------------------------------    --------------------------    -----------------------------
  Government Securities.........             $15,330,000                   1999 - 2002
  Mortgage Securities...........               9,554,000                   2001 - 2003
  Target Maturity (1996)........               6,987,000                      1996*
  Target Maturity (Feb 97)......               4,476,000                      1997*
  Target Maturity (May 97)......                 661,000                      1997*

  * Represents earlier of Termination Date of portfolio or actual expiration date of capital loss carry forward.

     These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


   D.  Deferred Organization Expenses
   ----------------------------------
     Organization-related costs are being amortized on a straight-line basis over a period of five years for the Government Securities and Mortgage Securities Portfolios, and over three years for the Target Maturity Portfolios.

   E.  Expenses
   ------------
     Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.   Agreements

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:


          Portfolio                       Asset levels                Fee
-----------------------------      ---------------------------     ---------
Money Market................       up to $300 million                0.20%
                                   in excess of $300 million         0.15%
Government Securities.......       all                               0.20%
Mortgage Securities.........       all                               0.20%
Target Maturity Portfolios..       up to $75 million                 0.25%
                                   in excess of $75 million          0.20%

     During the fiscal year ended August 31, 1995, Goldman Sachs voluntarily agreed to waive varying levels of the advisory fees incurred by the Money Market Portfolio and Mortgage Securities Portfolio amounting to $109,898 and $140,912, respectively. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 37 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                              Portfolio               Fee
                    -----------------------------  ---------
                    Money Market................     0.10%
                    Government Securities.......     0.10%
                    Mortgage Securities.........     0.05%
                    Target Maturity Portfolios..     0.05%

     During the fiscal year ended August 31, 1995, CUFSLP voluntarily agreed to waive varying levels of the administration fees incurred by the Money Market Portfolio amounting to $163,831.

     Through June 30, 1995, Goldman Sachs agreed to reimburse all expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio, other than fees payable under the Administration Agreement and the Advisory Agreement. Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Operating Expenses of the Money Market Portfolio. For the two months ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP under this agreement.

     The Government Securities Portfolio bears the fees payable under the Administration Agreement and the Advisory Agreement as well as other expenses incurred in its operations. Effective January 1, 1993, and until further notice, CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary operating expenses of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP or Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. During the fiscal year ended August 31, 1995, neither received any compensation for this service.

4.   Investment Transactions

     Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) , for the fiscal year ended August 31, 1995, were as follows ($ in thousands):


                                                                              Target             Target           Target
                                          Government       Mortgage          Maturity           Maturity         Maturity
                                          Securities       Securities        Portfolio          Portfolio        Portfolio
                                          Portfolio        Portfolio          (1996)            (Feb 97)         (May 97)
                                       ---------------  ---------------   ---------------   ---------------   ---------------
Purchases of U.S. Government
  and agency obligations.............      $318,764         $221,489          $176,144          $115,750          $67,667

Purchases (excluding U.S.
  Government and agency
  obligations).......................            --          115,304            66,399            41,612           25,555

Sales or maturities of U.S.
  Government and agency
  obligations........................       387,871          285,122           185,048           148,654           85,884

Sales or maturities (excluding U.S.
 Government and agency
 obligations)........................            --           39,573            30,174             4,220           13,306

5.   Repurchase Agreements

     During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at sub-custodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


6.   Joint Repurchase Agreement Accounts

     The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

     As of August 31, 1995, the Money Market Portfolio had a 2.85% undivided interest in the repurchase agreements in the following joint account which equaled $102,300,000 in principal amount. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):


                                                                                    Principal   Interest     Maturity     Amortized
                                                                                     Amount       Rate         Date         Cost
                                                                                     ------     --------     --------     ---------
Bear Stearns Companies, dated 08/31/95, repurchase price $500,081 (U.S.
  Treasury Interest-Only Strips:  $510,834, 05/15/98-08/15/01)..................    $500,000      5.85%      09/01/95    $  500,000
Chase Securities, dated 08/31/95, repurchase price $620,100 (U.S. Treasury
  Notes: $632,404, 3.88-9.25%, 09/30/95-07/31/98)...............................     620,000      5.83       09/01/95       620,000
Daiwa Securities, Inc., dated 08/31/95, repurchase price $350,057 (U.S. Treasury
  Bill: $357,000, 11/30/95).....................................................     350,000      5.84       09/01/95       350,000
First Boston Corp., dated 08/31/95, repurchase price $300,049 (U.S. Treasury
  Bills: $306,709, 11/02/95-05/02/96)...........................................     300,000      5.82       09/01/95       300,000
Goldman, Sachs & Co., dated 08/31/95, repurchase price $200,033 (U.S. Treasury
  Notes: $142,179, 4.00-8.88%, 01/31/96-11/15/01) (U.S. Treasury Interest-Only
  Strips: $26,825, 11/15/96-05/15/99) (U.S. Treasury Principal-Only Strips:
  $34,996, 11/15/96-08/15/00)...................................................     200,000      5.92       09/01/95       200,000
J.P. Morgan Securities, Inc., dated 08/31/95, repurchase price $300,049 (U.S.
  Treasury Notes: $305,666, 7.75-15.75%, 02/15/99-11/15/01).....................     300,000      5.90       09/01/95       300,000
Smith Barney, Inc., dated 08/31/95, repurchase price $422,168 (U.S. Treasury
  Notes: $417,011, 5.88-8.50%, 07/31/96-04/30/00) (U.S. Treasury Interest-Only
  Strip: $4,069, 05/15/99) (U.S. Treasury Principal-Only Strip: $9,463,
  02/15/96).....................................................................     422,100      5.84       09/01/95       422,100
Swiss Bank Corp., dated 08/31/95, repurchase price $725,118 (U.S. Treasury
  Bills: $153,523, 09/07/95-08/22/96) (U.S. Treasury Notes: $585,983,
  3.88-9.25%, 09/30/95-07/31/00)................................................     725,000      5.84       09/01/95       725,000
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price:
  $175,028 (U.S. Treasury Notes: $178,742, 7.38-7.75%, 11/15/97-01/31/00).......     175,000      5.83       09/01/95       175,000
                                                                                                                         ----------
    Total Joint Repurchase Agreement Account....................................                                         $3,592,100
                                                                                                                         ==========

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     As of August 31, 1995, the Money Market, Government Securities, Mortgage Securities and Target Maturity (1996) Portfolios had a 7.60%, 3.01%, 0.26%, and 0.29% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $100,000,000, $39,600,000, $3,400,000 and $3,800,000 in principal amount, respectively. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):

                                                                                     Principal   Interest   Maturity    Amortized
                                                                                      Amount       Rate       Date         Cost
                                                                                      ------     --------   --------    ---------
Daiwa Securities, Inc., dated 08/31/95, repurchase price $400,065 (U.S. Treasury
  Bill:  $408,000, 11/30/95).......................................................  $400,000      5.84%    09/01/95   $   400,000
Salomon Brothers, Inc., dated 08/31/95, repurchase price $701,714 (U.S. Treasury
  Bills: $97,305, 11/16/95-07/25/96) (U.S. Treasury Notes: $46,277, 4.25-8.50%,
  05/15/96-04/15/00) (U.S. Treasury Interest-Only Strips: $361,286, 02/15/96-
  05/15/01) (U.S. Treasury Principal-Only Strips:  $210,569, 08/15/97-11/15/00)....  701,600       5.84     09/01/95       701,600
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price
  $215,035, (U.S. Treasury Bill: $2,922, 02/22/96) (U.S. Treasury Notes: $215,431,
  5.38-12.38%, 05/31/98-05/15/04)..................................................  215,000       5.83     09/01/95       215,000
                                                                                                                        ----------
     Total Joint Repurchase Agreement Account........................................................................   $1,316,600
                                                                                                                        ==========

7.   Redemption Units

     Unitholders of the Target Maturity Portfolios who redeem their units prior to the respective Termination Date will be charged a redemption fee equal to
 .50% of the net asset value of the redeemed units at the time of the redemption. The redemption fee is not a sales charge, but is kept by the respective portfolio for the benefit of continuing unitholders.

8.   Certain Reclassifications

     In accordance with Statement of Position 93-2, the Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97) and Target Maturity (May 97) portfolios have reclassified $415,145, $13,087, $3,490 and $1,412, respectively, which represents a reduction in paid-in capital and an increase in accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the respective portfolio and are designed to present such portfolio's capital accounts on a tax basis.

9.   Other Matters

     During the fiscal year ended August 31, 1995, Goldman Sachs contributed additional paid-in capital to the Target Maturity Portfolio (1996) as reflected in the accompanying Statements of Changes in Net Assets.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

                               [LOGO OF TRUST FOR CREDIT UNIONS APPEARS HERE]


                                        Trustees
                                        John L. Ostby, Chairman
                                        Rudolf J. Hanley, Vice-Chairman
                                        Gene R. Artemenko
                                        James C. Barr
                                        Edgar F. Callahan
                                        Robert M. Coen
                                        John T. Collins
                                        Thomas S. Condit
                                        Wendell A. Sebastian

                                        Officers
                                        Marcia L. Beck
                                        President

                                        Charles W. Filson
                                        Vice President

                                        John W. Mosior
                                        Vice President

                                        Nancy L. Mucker
                                        Vice President

                                        Pauline Taylor
                                        Vice President

                                        Scott M. Gilman
                                        Treasurer

                                        Michael J. Richman
                                        Secretary

                                        William F. Connors
                                        Assistant Secretary

                                        Howard B. Surloff
                                        Assistant Secretary

                                        Administrator
                                        Callahan Credit Union Financial Services
                                        Limited Partnership

                                        Investment Advisor
                                        Goldman Sachs Asset Management,
                                        a separate operating division
                                        of Goldman, Sachs & Co.

                                        Transfer Agent
                                        Goldman, Sachs & Co.

                                        Distributors
                                        Callahan Financial Services, Inc.
                                        Goldman, Sachs & Co.


[LOGO OF GOLDMAN SACHS APPEARS HERE]

TCUANN95